(Frontier Funds, Inc. Logo)

                                  Seventh Year

                                 ANNUAL REPORT
                              For the Period Ended
                               September 30, 1998

                          (Frontier Funds, Inc. Logo)

TO OUR INVESTORS

Dear Shareholders,

  Thank you for your investment in Frontier Funds, Inc. Equity Portfolio. I appreciate the opportunity to serve you.

  The investment objective of the Equity Portfolio is capital appreciation.
The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth. The stock market has, for the most part, overlooked the potential capital appreciation of many small companies.

  Small-cap stocks tumbled in the third quarter, with the Russell 2000 Growth Index dropping over 20% and the S&P 500 Index declining nearly 10%. Hurting the group were investors' continued preference for larger, more-liquid stocks, which has weighed on smaller companies since the year began, and the market's rapidly shrinking appetite for risk in any and all forms. The quarter compounded what was already a difficult year for these stocks, with the Russell 2000 Growth Index finishing September over 25% below its peak earlier in the year, decidedly in bear-market territory.

  Weighing on the group was investor aversion to risk, a sentiment that has buffeted small-caps since October of last year and one that only intensified during the quarter. Stocks were battered by a confluence of negative developments, most notably widening financial and economic turmoil in emerging markets.

  Once the market does finally settle, we believe there is the potential for small-caps to do very well, both relative to large-cap stocks and in absolute terms. Relative valuations for these stocks are now, after the group's recent downdraft, as attractive as they have been in over a decade and reflect an extreme amount of bearishness on the part of investors. Assuming the market does eventually calm, and smaller companies' earnings do not completely collapse (in fact, the group's relative earnings prospects remain quite solid), as current valuations would appear to suggest, the sector could see a strong pickup in buying interest from both bargain hunters and more traditional small-cap investors.

  I invite your comments and suggestions. Feel free to write or telephone. Again, thank you for your confidence in Frontier Funds, Inc.

                                    Sincerely,
                                    /s/James R. Fay
                                    James R. Fay
                                    President

SCHEDULE OF INVESTMENTS
                            AS OF SEPTEMBER 30, 1998

                                                                    QUOTED
                                                                    MARKET
SHARES                                                              VALUE
------                                                              ------
               COMMON STOCKS -- 106.74%
               APPAREL -- 6.26%
70,000  +<F1>  Cygne Designs Inc.                                    $6,650
10,000  +<F1>  Evans Inc.                                             9,375
                                                                  ---------
                                                                     16,025
                                                                  ---------
               BIOTECHNOLOGY -- 3.76%
14,000  +<F1>  Energy Bio Systems Inc.                                9,625
                                                                  ---------
               COMPUTER SOFTWARE -- 7.33%
40,000  +<F1>  Mitek Systems Inc.                                    18,750
                                                                  ---------
               COSMETICS & TOILETRIES -- 6.84%
40,000  +<F1>  Human Pheromone Sciences Inc.                         17,500
                                                                  ---------
               ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 5.62%
20,000  +<F1>  Dense-Pac Microsystems Inc.                           14,375
                                                                  ---------
               HEALTH CARE -- 9.77%
40,000  +<F1>  Procyte Corp.                                         25,000
                                                                  ---------
               HEALTH CARE TECHNOLOGY -- 4.28%
10,000  +<F1>  Cell Robotics International Inc.                      10,938
                                                                  ---------
               RECYCLING MANAGEMENT -- 11.73%
15,000  +<F1>  Hi-Rise Recycling Systems Inc.                        30,000
                                                                  ---------
               TECHNOLOGY -- 7.33%
20,000  +<F1>  Digital Video Systems Inc.                            18,750
                                                                  ---------
               TELECOMMUNICATIONS -- 38.25
2,000   +<F1>  Microdyne Corp.                                        5,375
40,000  +<F1>  RSI Systems Inc.                                      92,500
                                                                  ---------
                                                                     97,875
                                                                  ---------
               TOYS -- 5.57%
3,000   +<F1>  Toymax International Inc.                             14,250
                                                                  ---------
               TOTAL COMMON STOCK (Cost $757,492)                   273,088
                                                                  ---------
               TOTAL INVESTMENTS (Cost $757,492)        106.74%     273,088
                                                      ---------   ---------
               Liabilities in excess of Other Assets     (6.74%)    (17,245)
                                                      ---------   ---------
               TOTAL NET ASSETS                         100.00%    $255,843
                                                      ---------   ---------
                                                      ---------   ---------
+<F1>     Non-income producing security

  The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998
ASSETS:
   Investments in securities at value --
     (cost $757,492) (Note 2)                                  $273,088
   Cash                                                             300
                                                              ---------
      Total Assets                                              273,388
                                                              ---------
LIABILITIES:
   Payables:
   Accrued expenses                                              17,544
                                                              ---------
      Total Liabilities                                          17,544
                                                              ---------
      Net Assets                                               $255,843
                                                              ---------
                                                              ---------
NET ASSETS CONSIST OF:
   Additional paid in capital                                 $111,8156
   Accumulated net realized loss from
     investment transactions (Note 6 )                         (377,909)
   Net unrealized depreciation on investments                  (484,404)
                                                              ---------
      Net Assets                                              $ 255,843
                                                              ---------
                                                              ---------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($255,843 / 161,996 shares
   of capital stock outstanding) (Note 6 )                    $    1.58
                                                              ---------
                                                              ---------
   Maximum offering price per share
   (net asset value plus sales charge of 8%)                  $    1.72
                                                              ---------
                                                              ---------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 1998

EXPENSES:
   Management fee                                               $ 5,173
   Administration fee                                            29,963
   Legal fee                                                     20,571
   Transfer agent fees                                           14,993
   Custody fee                                                    8,214
   Audit fee                                                      7,998
   Printing                                                       4,427
   Directors' fee and expenses                                    4,271
   Registration fees                                              4,033
   Insurance                                                      1,736
   Other                                                          5,654
                                                              ---------
      Total expenses                                            107,033
   Less:  Waiver of management fee                               (5,173)
                                                              ---------
      Net expenses                                              101,860
                                                              ---------
      Net investment loss                                      (101,860)
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS (Note 2)
      Net realized loss from investment transactions             (4,704)
      Net change in unrealized depreciation of investments     (372,835)
                                                              ---------
      Net realized and unrealized loss on investments          (377,539)
                                                              ---------
      Net decrease in net assets resulting from operations    $(479,399)
                                                              ---------
                                                              ---------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                                    1998        1997
                                                    ----        ----
OPERATIONS:
   Net investment loss                          $ (101,860) $ (126,410)
   Net realized loss from
     investment transactions                         4,704    (385,258)
   Net change in unrealized
     depreciation of investments                  (372,835)     (4,396)
                                                ----------  ----------
   Net decrease in net assets
     resulting from operations                    (479,399)   (516,064)
      Net capital share
        transactions (Note 4)                     (120,851)    (72,650)
                                                ----------  ----------
      Net decrease in net assets                  (600,250)   (588,714)
NET ASSETS:
      Beginning of period                          856,093   1,444,807
                                                ----------  ----------
      End of period                             $  255,843  $  856,093
                                                ----------  ----------
                                                ----------  ----------

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                FOR THE YEARS ENDED SEPTEMBER 30,
                                                 ---------------------------------------------------------------
                                                1998           1997           1996            1995          1994
                                                ----           ----           ----            ----          ----
Net asset value,
  beginning of period                          $   4.28       $   6.61       $   8.06        $  7.59       $   8.68
                                               --------       --------       --------       --------       --------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
     Net investment loss                         (0.58)          (0.59)         (0.51)         (0.47)         (0.77)
     Net realized and unrealized
       gain on investments                       (2.12)          (1.74)         (0.94)          0.94           0.13
                                               --------       --------       --------       --------       --------
       Total from investment
         operations                              (2.70)          (2.33)         (1.45)          0.47          (0.64)
                                               --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
     Dividends from net
       investment income                             --             --             --             --             --
     Distribution from realized gains
       from security transactions                    --             --             --             --          (0.27)
       Distributions in excess of
         book realized gains                         --             --             --             --          (0.18)
                                               --------       --------       --------       --------       --------
Total distributions                                  --             --             --             --          (0.45)
Net asset value, end of period                 $   1.58       $   4.28       $   6.61        $  8.06       $   7.59
                                               --------       --------       --------       --------       --------
                                               --------       --------       --------       --------       --------
Total return**<F2>                              (63.08%)       (35.25%)       (17.99%)         6.19%         (7.23%)
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in 000's)                 256            856          1,445          1,557          1,188
Ratio of expenses to
  average net assets                             20.72%         13.29%          8.29%          8.08%          9.61%
Ratio of net expenses
  to average net assets                          19.72%         12.29%          7.29%          7.08%          9.55%
Ratio of net investment
  income (loss) to average net assets           (19.58%)       (12.29%)        (7.26%)       (7.06%)         (9.40%)
Portfolio turnover rate                          47.78%         74.85%        133.42%        100.80%        121.48%

**<F2> Based on net asset value per share. The Fund's sales charge is not reflected in total return in this table.

  The accompanying notes to financial statements are an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998

(1)   Organization --

      Frontier Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Corporation was established under the laws of Maryland on October 24, 1991. The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Equity Fund Portfolio, to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds. The investment objective of the Equity Fund is to provide capital appreciation on its assets.

(2)   Significant Accounting Policies --

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's directors.

      Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

      Federal Income Taxes - It is the policy of The Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code. Therefore, no provision for Federal income or excise taxes has been made.

      Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

      Capital Loss Carryforwards - As of September 30, 1998, the Fund has Federal Income Tax Capital Loss carryforwards of approximately $460,612, expiring in 2006. It is management's intention to make no distribution of any realized capital gains until the Federal Income Tax capital loss carryforward is exhausted.

      Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)   Investment Advisory Agreement --

      The Fund has an investment advisory agreement with Freedom Investors Corp. ("the Advisor", with whom certain officers and directors of the Fund are affiliated). Under the terms of the management agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1% (1% on an annual basis) of the average daily net asset value. The Advisor waived the management fee for the year ended September 30, 1998 and has continued to waive the fee until further notice to the Board of Directors.

      The Fund pays Freedom Investors Corp. (the "Distributor") commissions on sales of Fund shares. Total commissions paid to the Distributor for the year ended September 30, 1998 were approximately $324.

(4)   Capital Share Transactions --

      As of September 30, 1998 there was 80,000,000, $0.01 par value shares of capital stock authorized for the Equity Portfolio.

      Transactions in capital stock were as follows:

                                                           For the year ended            For the year ended
                                                           September 30, 1998            September 30, 1997
                                                         ---------------------         ----------------------
                                                         Shares         Amount          Shares         Amount
                                                         ------         ------          ------         ------
      Shares sold                                          18,066     $   51,947          7,572     $   44,323
      Shares issued in reinvestment of dividends               --             --             --             --
      Shares redeemed                                     (56,072)      (172,798)       (26,148)      (116,973)
                                                        ---------      ---------      ---------      ---------

      Net decrease                                         38,006      $(120,851)       (18,576)     $ (72,650)
                                                        ---------      ---------      ---------      ---------

(5)  Administration Agreement --

      The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting, and administrative services to the Fund. For the administrative and fund accounting services, the Fund pays the Administrator a fee computed daily and payable monthly, the greater of approximately $2,268 per month, or based upon the total net assets of the Fund, at the rate of 1/12th of 0.10% on the first $75 million of the average total monthly assets, 0.05% on the next $100 million of the average total monthly assets and 0.03% on the average total monthly assets in excess of $175 million. For the shareholder services, the Fund pays a monthly fee of approximately $1,418. In addition, the Fund will reimburse the Administrator its reasonable out-of-pocket expenses.

(6)  Investment Transactions --

      Purchases and sales, excluding short term securities, for the year ended September 30, 1998 aggregated $251,033 and $445,995, respectively for the Equity Fund.

(7)  Accumulated Unrealized Depreciation --

      Aggregate gross unrealized appreciation (depreciation) as of September 30, 1998, based on investment cost for Federal Income Tax purposes as follows:

      Aggregate gross unrealized appreciation                     $   27,000
      Aggregate gross unrealized depreciation                       (511,904)
                                                                 -----------
           Net unrealized depreciation                             $(484,404)
                                                                 -----------
                                                                 -----------

(8)  Reclassifications --

      In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of September 30, 1998 the fund recorded permanent book/tax differences of $(101,860) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders and Board of Directors:
Equity Fund Portfolio (a series of Frontier Funds, Inc.)

  We have audited the accompanying statement of assets and liabilities of Equity Fund Portfolio (a series of Frontier Funds, Inc.), including the schedule of portfolio investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Fund Portfolio (a series of Frontier Funds, Inc.) as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 13, 1998

                              FRONTIER FUNDS, INC.
                             OFFICERS AND DIRECTORS

               James R. Fay                President and Director
               William T. Duero       Vice President and Director
               Jeffrey S. Ackley                         Director
               Kenneth W. Coshun                         Director

                               INVESTMENT ADVISOR
                            FREEDOM INVESTORS CORP.

                              NATIONAL DISTRIBUTOR
                            Freedom Investors Corp.

                                   CUSTODIAN,
                           RETIREMENT PLAN CUSTODIAN
                                Star Bank, N.A.

                              SHAREHOLDER SERVICES
                                 1-800-231-2901

                          SECURITIES DEALERS SERVICES
                                 1-800-759-6598

                           (FRONTIER FUNDS, INC. LOGO)

                              FRONTIER FUNDS, INC.
                                   P.O.Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI 53072-0068
                                 (414) 691-1196

  This report is intended solely for use by the shareholders of Frontier Funds, Inc. If it is provided to any member of the public, it must be preceded or accompanied by a currently effective prospectus of the Fund.